Exhibit 99.2

SUPPLEMENTAL FINANCIAL INFORMATION FOR THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2023

November 6, 2023

60 Cutter Mill Rd., Great Neck, NY 11021

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
We consider some of the information set forth herein to contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, with respect to our expectations for future periods. Forward-looking statements do not discuss historical fact, but instead include statements related to expectations, projections, intentions or other items related to the future. Such forward-looking statements include, without limitation, statements regarding expected operating performance and results, property acquisition and disposition activity, joint venture activity, development and value add activity and other capital expenditures, and capital raising and financing activity, as well as revenue and expense growth, occupancy, interest rate and other economic expectations. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “forecasts,” “projects,” “assumes,” “will,” “may,” “could,” “should,” “budget,” “target,” “outlook,” “opportunity,” “guidance” and variations of such words and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which are in some cases, beyond our control, which may cause our actual results, performance or achievements to be materially different from the results of operations, financial conditions or plans expressed or implied by such forward-looking statements. Although we believe that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore such forward-looking statements included in this report may not prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved and investors are cautioned not to place undue reliance on such information.

The following factors, among others, could cause our actual results, performance or achievements to differ materially from those expressed or implied in the forward-looking statements:

•inability to generate sufficient cash flows due to unfavorable economic and market conditions (e.g., inflation, volatile interest rates and the possibility of a recession), changes in supply and/or demand, competition, uninsured losses, changes in tax and housing laws or other factors;
•adverse changes in real estate markets, including, but not limited to, the extent of future demand for multifamily units in our significant markets, barriers of entry into new markets which we may seek to enter in the future, limitations on our ability to increase or collect rental rates, competition, our ability to identify and consummate attractive acquisitions and dispositions on favorable terms, and our ability to reinvest sale proceeds in a manner that generates favorable returns;
•general and local real estate conditions, including any changes in the value of our real estate;
•decreasing rental rates or increasing vacancy rates;
•challenges in acquiring properties (including challenges in buying properties directly without the participation of joint venture partners and the limited number of multi-family property acquisition opportunities available to us), which acquisitions may not be completed or may not produce the cash flows or income expected;
•the competitive environment in which we operate, including competition that could adversely affect our ability to acquire properties and/or limit our ability to lease apartments or increase or maintain rental rates;
•exposure to risks inherent in investments in a single industry and sector;
•the concentration of our multi-family properties in the Southeastern United States and Texas, which makes us more susceptible to adverse developments in those markets;
•increases in expenses over which we have limited control, such as real estate taxes, insurance costs and utilities, due to inflation and other factors;
•impairment in the value of real estate we own;
•failure of property managers to properly manage properties;
•disagreements with, or misconduct by, joint venture partners;
•inability to obtain financing at favorable rates, if at all, or refinance existing debt as it matures, due to, among other things, the level and volatility of interest or capital market conditions;
•extreme weather and natural disasters such as hurricanes, tornadoes and floods;
•lack of or insufficient amounts of insurance to cover, among other things, losses from catastrophes;
•risks associated with acquiring value-add multi-family properties, which involves greater risks than more conservative approaches;
•the condition of Fannie Mae or Freddie Mac, which could adversely impact us;
•changes in Federal, state and local governmental laws and regulations, including laws and regulations relating to taxes and real estate and related investments;
•our failure to comply with laws, including those requiring access to our properties by disabled persons, which could result in substantial costs;
•board determinations as to timing and payment of dividends, if any, and our ability or willingness to pay future dividends;
•our ability to satisfy the complex rules required to maintain our qualification as a REIT for federal income tax purposes;
•possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us or a subsidiary owned by us or acquired by us;
•our dependence on information systems and risks associated with breaches of such systems;
•disease outbreaks and other public health events, and measures that are taken by federal, state, and local governmental authorities in response to such outbreaks and events;
•impact of climate change on our properties or operations;
•risks associated with the stock ownership restrictions of the Internal Revenue Code of 1986, as amended (the "Code") for REITs and the stock ownership limit imposed by our charter; and
•the other factors described in the reports we file with the SEC, including those set forth in our Annual Report on Form 10-K under the captions "Item 1. Business," "Item 1A. Risk Factors," and "Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations".

We undertake no obligation to update or revise the information herein, whether as a result of new information, future events or circumstances, or otherwise.

Units under rehabilitation for which we have received or accrued rental income from business interruption insurance, while not physically occupied, are treated as leased (i.e., occupied) at rental rates in effect at the time of the casualty.
We use pro rata (as defined under "Non-GAAP Financial Measures and Definitions") to help the reader gain a better understanding of our unconsolidated joint ventures. However, the use of pro rata information has certain limitations and is not representative of our operations and accounts as presented in accordance with GAAP. Accordingly, pro rata information should be used with caution and in conjunction with the GAAP data presented herein and in our reports filed with the SEC.

BRT Apartments Corp. (NYSE: BRT)
Financial Highlights
_________________________________________________________________________________________________________

	As at September 30,
	2023	2022
Market capitalization (thousands)	$321,947	$384,001
Shares outstanding (thousands)	18,642	18,907
Closing share price	$17.27	$20.31
Quarterly dividend declared per share	$0.25	$0.25

	Quarter ended September 30,
	Combined		Consolidated		Unconsolidated
	2023	2022	2023	2022	2023	2022
Properties owned (a)	28	29	21	21	7	8
Units (a)	7,707	8,201	5,420	5,420	2,287	2,781
Average occupancy (a)	94.4%	96.2%	94.4%	96.2%	94.4%	96.0%
Average monthly rental revenue per occupied unit	$1,390	$1,301	$1,352	$1,291	$1,480	$1,316
____________________________
(a) Excludes a planned 240-unit development project
	Quarter ended September 30,
Per share data	2023 (Unaudited)	2022 (Unaudited)
Earnings per share, basic	$(0.08)	$0.37
Earnings per share, diluted	$(0.08)	$0.37
FFO per share of common stock (diluted) (1)	$0.31	$0.29
AFFO per share of common stock (diluted) (1)	$0.41	$0.38

	As at September 30,
	2023	2022
Debt to Enterprise Value (2)	67%	62%

=
(1) See the reconciliation of Funds From Operations, or FFO, and Adjusted Funds From Operations, or AFFO, to net income, as calculated in accordance with
GAAP, and the definitions of such terms under "Non-GAAP Financial Measures and Definitions."
(2) Enterprise Value is equal to debt plus market capitalization less cash and cash equivalents, including BRT's pro-rata share of cash and cash equivalents at the unconsolidated Joint Ventures. Cash and cash equivalents excludes restricted cash. Debt is equal to 100% of the debt at the consolidated properties and BRT's pro-rata share of debt at the unconsolidated joint ventures. See "Non-GAAP Financial Measures and Definitions" for an explanation of "pro-rata share."

BRT Apartments Corp. (NYSE: BRT)
2023 Guidance
_____________________________________________________________________________________________________________________

2023 Combined Portfolio Guidance Assumptions (1)	Low End	Midpoint	High End

Property revenue growth	5.2%	5.7%	6.2%
Controllable operating expense growth	7.0%	5.6%	4.2%
Real estate tax and insurance expense growth (2)	18.3%	17.7%	17.1%
Total operating expense growth	10.3%	9.2%	8.2%
Property NOI growth	1.4%	3.1%	4.7%

Capital Expenditures
Recurring	$5.7 Million	$5.5 Million	$5.2 Million
Value add	$3.6 Million	$3.5 Million	$3.3 Million
Non- recurring	$1.8 Million	$1.7 Million	$1.6 Million

2023 Full Year EPS, FFO and AFFO Guidance Per Share (3) (5) (6)

Earnings per share (diluted)	$0.09	$0.15	$0.20
FFO per share of common stock (diluted) (4)	$1.08	$1.14	$1.19
AFFO per share of common stock (diluted) (4)	$1.50	$1.56	$1.61
_____________________________________________

(1) Combined Portfolio includes 28 properties and 7,707 units.
(2) Real estate taxes and insurance are increasing 9.8% and 50.4% at the midpoint, respectively. The insurance increase is primarily due to the implementation of a master insurance program effective Q4 2022, which replaced policies at 17 properties which were scheduled to expire throughout 2023. We believe that future increases in insurance expense will be more in line with the market.
(3) Per Share guidance is based on 19.23 million weighted average shares outstanding, which includes for the year 164,000 shares of Restricted Stock and 148,000 shares issued pursuant to the Dividend Reinvestment Program (DRIP).
(4) See the reconciliation of Funds From Operations, or FFO, Adjusted Funds From Operations, or AFFO, and Combined Portfolio NOI to net income, as calculated in accordance with GAAP, and the definitions of such terms under "Non-GAAP Financial Measures and Definitions."
(5) This guidance, including all assumptions presented, constitutes forward-looking information. Actual full year 2023 EPS, FFO, AFFO and NOI could vary significantly from the projections presented.
(6) The shares repurchased by the Company during the quarter ended September 30, 2023, due to the timing of such repurchases and the use of a weighted average number of shares, did not significantly impact FFO and AFFO on a per share basis for such quarter. The Company estimates that the repurchase of an aggregate of 671,332 shares from April 1, 2023 through October 31, 2023, will favorably impact FFO and AFFO by approximately $.02 per share during the three months ending December 31, 2023, and share repurchases in the future, if any, may further favorably impact FFO and AFFO on a per share basis.

BRT Apartments Corp. (NYSE: BRT)
Components of Net Asset Value
As of September 30, 2023
(dollars in thousands)
____________________________________________________________________________________________________________________

Net Operating Income for the three months ended September 30, 2023
Consolidated	$12,927
Unconsolidated (Pro rata)	2,860
Total Net Operating Income	$15,787

OTHER ASSETS
Cash and Cash Equivalents	$28,117
Cash and Cash Equivalents - Unconsolidated pro rata	3,864
Restricted Cash	769
Other Assets	17,766
Other Assets - Unconsolidated pro rata	12,276
Total Cash and Other Assets	$62,792

OTHER LIABILITIES
Accounts Payable and Accrued Liabilities	$24,272
Accounts Payable and Accrued Liabilities - Unconsolidated pro rata	4,751
Total Other Liabilities	$29,023

DEBT SUMMARY
Mortgages Payable:
Consolidated	$422,935
Unconsolidated (Pro rata)	115,639
Total Mortgages Payable	$538,574

Credit Facility	—
Subordinated Notes	37,138
Total Debt Outstanding	$575,712

Common Shares Outstanding	18,642

;

BRT Apartments Corp. (NYSE: BRT)
Operating Results
(dollars in thousands except per share data)

_____________________________________________________________________________________________________________________

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Revenues:
Rental and other revenue from real estate properties	$23,510	$21,691	$69,704	$47,804
Other income	342	6	405	12
Total revenues	23,852	21,697	70,109	47,816
Expenses:
Real estate operating expenses	10,583	9,195	31,565	20,296
Interest expense	5,581	5,061	16,577	9,994
General and administrative	4,017	3,673	11,920	10,839
Depreciation and amortization	6,544	8,165	22,095	16,781
Total expenses	26,725	26,094	82,157	57,910
Total revenues less total expenses	(2,873)	(4,397)	(12,048)	(10,094)
Equity in earnings of unconsolidated joint ventures	426	135	1,705	1,315
Equity in earnings from sale of unconsolidated joint venture properties	—	11,472	14,744	64,531
Gain on sale of real estate	604	—	604	6
Insurance recovery	261	—	476	—
Gain on insurance recoveries	—	62	240	62
Loss on extinguishment of debt	—	—	—	(563)
(Loss) income from continuing operations	(1,582)	7,272	5,721	55,257
Income tax (benefit) provision	(122)	178	5	976
(Loss) income from continuing operations, net of taxes	(1,460)	7,094	5,716	54,281
Net income attributable to non-controlling interests	(34)	(35)	(106)	(107)
Net (loss) income attributable to common stockholders	$(1,494)	$7,059	$5,610	$54,174

Weighted average number of shares of common stock outstanding:
Basic	17,851,715	17,928,197	18,022,975	17,721,700
Diluted	17,851,715	17,994,457	18,045,767	17,784,362

Per share amounts attributable to common stockholders:
Basic	$(0.08)	$0.37	$0.30	$2.91
Diluted	$(0.08)	$0.37	$0.27	$2.89

BRT Apartments Corp. (NYSE: BRT)
Operating Results of Unconsolidated Properties
(dollars in thousands, except per share data)

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	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Revenues:
Rental and other revenue	$10,636	$13,502	$34,244	$60,840
Total revenues	10,636	13,502	34,244	60,840

Expenses:
Real estate operating expenses	5,023	6,512	15,835	27,523
Interest expense	2,212	2,843	7,057	13,762
Depreciation	2,568	3,113	7,833	14,957
Total expenses	9,803	12,468	30,725	56,242
Total revenues less total expenses	833	1,034	3,519	4,598
Other equity earnings	3	12	119	89
Gain on insurance recoveries	—	—	65	567
Gain on sale of real estate	—	16,937	38,418	118,270
Loss on extinguishment of debt	—	(573)	(561)	(3,491)
Net income from joint ventures	$836	$17,410	$41,560	$120,033

BRT equity in earnings and equity in earnings from sale of unconsolidated joint venture properties	$426	$11,607	$16,449	$65,846

BRT Apartments Corp. (NYSE: BRT)
Funds from Operations and
Adjusted Funds from Operations
(dollars in thousands)
____________________________________________________________________________________________________________________

The tables below provides a reconciliation of net loss determined in accordance with GAAP to FFO and AFFO on a dollar and per share basis for each of the indicated periods (dollars in thousands, except per share amounts):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
GAAP Net (loss) income attributable to common stockholders	$(1,494)	$7,059	$5,610	$54,174
Add: depreciation and amortization of properties	6,544	8,165	22,095	16,781
Add: our share of depreciation in unconsolidated joint venture properties	1,307	1,657	3,985	9,234
Deduct: our share of equity in earnings from sale of unconsolidated joint venture properties	—	(11,472)	(14,744)	(64,531)
Deduct: gain on sale of real estate	(604)	—	(604)	(6)
Adjustments for non-controlling interests	(4)	(4)	(12)	(12)
NAREIT Funds from operations attributable to common stockholders	$5,749	$5,405	$16,330	$15,640

Adjustments for: straight-line rent accruals	24	6	68	18
Add: loss on extinguishment of debt	—	—	—	563
Add: our share of loss on extinguishment of debt from unconsolidated joint venture properties	—	388	212	1,880
Add: amortization of restricted stock and RSU expense	1,473	1,208	4,076	3,183
Add: amortization of deferred mortgage and debt costs	272	191	799	370
Add: our share of deferred mortgage costs from unconsolidated joint venture properties	26	33	80	199
Add: amortization of fair value adjustment for mortgage debt	152	—	463	—
Less: gain on insurance recoveries	—	(62)	(240)	(62)
Less: our share of gain on insurance recoveries from unconsolidated joint venture properties	—	—	(30)	(432)
Adjustments for non-controlling interests	(4)	(1)	(11)	(3)
Adjusted funds from operations attributable to common stockholders	$7,692	$7,168	$21,747	$21,356

Funds from Operations and
Adjusted Funds from Operations
(dollars in thousands, except per share data)
____________________________________________________________________________________________________________________

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
GAAP Net (loss) income attributable to common stockholders	$(0.08)	$0.37	$0.28	$2.91
Add: depreciation and amortization of properties	0.35	0.44	1.17	0.90
Add: our share of depreciation in unconsolidated joint venture properties	0.07	0.09	0.21	0.50
Deduct: our share of equity in earnings from sale of unconsolidated joint venture properties	(0.03)	(0.61)	(0.77)	(3.47)
Deduct: gain on sale of real estate	—	—	(0.03)	—
Adjustment for non-controlling interests	—	—	—	—
NAREIT Funds from operations per diluted common share	$0.31	$0.29	$0.86	$0.84

Adjust for straight line rent accruals	—	—	—	—
Add: loss on extinguishment of debt	—	—	—	0.03
Add: our share of loss on extinguishment of debt from unconsolidated joint venture properties	—	0.02	0.01	0.10
Add: amortization of restricted stock and RSU expense	0.08	0.06	0.22	0.16
Add: amortization of deferred mortgage and debt costs	0.01	0.01	0.04	0.02
Add: our share of deferred mortgage and debt costs from unconsolidated joint venture properties	—	—	—	0.01
Add: amortization of fair value adjustment for mortgage debt	0.01	—	0.02	—
Less: gain on insurance proceeds	—	—	(0.01)	—
Less: our share of gain on insurance proceeds from unconsolidated joint venture properties	—	—	—	(0.02)
Adjustments for non-controlling interests	—	—	—	—
Adjusted funds from operations per diluted common share	$0.41	$0.38	$1.14	$1.14

Diluted shares outstanding for FFO and AFFO	18,804,874	18,928,648	19,016,032	18,712,740

BRT Apartments Corp. (NYSE: BRT)
Consolidated Balance Sheets
(amounts in thousands, except per share amounts)

_____________________________________________________________________________________________________________________

	September 30, 2023	December 31, 2022
	(unaudited)	(audited)
ASSETS
Real estate properties, net of accumulated depreciation and amortization	$639,989	$651,603
Investment in unconsolidated joint ventures	34,501	42,576
Cash and cash equivalents	28,117	20,281
Restricted cash	769	872
Other assets	17,766	16,786
Total Assets	$721,142	$732,118

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net of deferred costs	$422,935	$403,792
Junior subordinated notes, net of deferred costs	37,138	37,123
Credit facility, net of deferred costs	—	18,502
Accounts payable and accrued liabilities	24,272	22,631
Total Liabilities	484,345	482,048

Commitments and contingencies
Equity:
BRT Apartments Corp. stockholders' equity:
Preferred shares $.01 par value 2,000 shares authorized, none issued	—	—
Common stock, $.01 par value, 300,000 shares authorized; 17,689 and 18,006 shares outstanding	177	180
Additional paid-in capital	269,273	273,863
Accumulated deficit	(32,662)	(23,955)
Total BRT Apartments Corp. stockholders’ equity	236,788	250,088
Non-controlling interests	9	(18)
Total Equity	236,797	250,070
Total Liabilities and Equity	$721,142	$732,118

BRT Apartments Corp. (NYSE: BRT)
Contracted Acquisition and Disposition
and Stock Repurchase
(dollars in thousands)

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CONTRACTED PURCHASE OF PROPERTY (1)
Property/Location	No. of Units	Interest	Purchase Price	Mortgage Debt Assumption	Interest Rate
The Winterfield at Midlothian, Richmond, VA	238	100%	$62,500	$32,000	3.34%
(1) It is anticipated that this purchase will be completed by year end 2023.

SALE OF PROPERTY OWNED BY UNCONSOLIDATED JOINT VENTURE
Property/Location	Date of Sale	No. of Units	Interest Owned	Sales Price	BRT's share of Prepayment Charge	BRT's Share of Gain on Sale
Chatham Court Reflections, Dallas, TX	5/12/2023	494	50%	$73,000	$212	$14,744

STOCK REPURCHASE ACTIVITY
The Company's stock repurchase activity during the during the periods indicated is reflected in the table below:
Quarter ending	Shares repurchased	Total cost	Average Cost Per Share
June 30, 2023	309,153	$5,833,803	$18.87
September 30, 2023	264,165	4,950,603	$18.74
Total	573,318	$10,784,406	$18.81

December 31, 2023 (through October 31, 2023)	98,014	$1,688,656	$17.23
YTD Total	671,332	$12,473,062	$18.33

BRT Apartments Corp. (NYSE: BRT)
Value-Add Program and Capital Expenditures
Quarter ended September 30, 2023
________________________________________________________________________________________

Value-Add Program
(Includes consolidated and unconsolidated amounts)
Units Rehabilitated (1)	Estimated Rehab Costs (2)	Estimated Rehab Costs Per unit	Estimated Average Monthly Rent Increase (3)	Estimated Annualized ROI (3)	Estimated units available to be renovated over next 24 months
90	$677,000	$7,220	$205	34%	675

(1) Refers to rehabilitated units with respect to which a new lease or renewal lease was entered into during the period.
(2) Reflects rehab costs incurred during the current and prior periods with respect to units completed, in which a new lease or renewal lease was entered into during the current period.
(3) These results are not necessarily indicative of the results that would be generated if such improvements were made across our portfolio of properties or at any particular property. Rents at a property may increase for reasons wholly unrelated to property improvements, such as changes in demand for rental units in a particular market or sub-market. Even if units are available to be renovated, the Company may decide not to renovate such units.

Capital Expenditures
(Includes consolidated and unconsolidated amounts)
	Gross Capital Expenditures	Less: JV Partner Share	BRT Share of Capital Expenditures (4)
Estimated Recurring Capital Expenditures (1)	$1,546,000	$157,000	$1,389,000
Estimated Non-Recurring Capital Expenditures (2)	1,395,000	18,000	1,377,000
Total Capital Expenditures	$2,941,000	$175,000	$2,766,000

Replacements (operating expense) (3)	$773,815	$91,822	$681,993

Estimated Recurring Capital Expenditures and Replacements per unit (7,707 units)	$301	$32	$269

(1) Recurring capital expenditures represent our estimate of expenditures incurred at the property to maintain the property's existing operations - it excludes revenue enhancing projects.
(2) Non-recurring capital expenditures represent our estimate of significant improvements to the common areas, property exteriors, or interior units of the property, and revenue enhancing upgrades.
(3) Replacements are expensed and not capitalized as incurred at the property.
(4) Based on BRT's percentage equity interest.

BRT Apartments Corp. (NYSE: BRT)
Debt Analysis
As of September 30, 2023
(dollars in thousands)
____________________________________________________________________________________________________________________________________

Consolidated
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity		Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2023	$724	$724	$—		—%	—%
2024	3,331	3,331	—		—%	—%
2025	19,860	4,485	15,375		4%	4.42%
2026	74,621	5,090	69,531		18%	4.12%
2027	46,189	3,394	42,795		11%	3.96%
Thereafter	282,434	24,775	257,659		67%	4.00%
Total	$427,159	$41,799	$385,360		100%

Unconsolidated (BRT pro rata share)
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity		Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2023	$433	$433	—		—%	—%
2024	1,759	1,759	$—		—%	—%
2025	1,842	1,842	—		—%	—%
2026	23,661	1,805	21,856		20%	4.67%
2027	13,026	1,472	11,554		11%	4.15%
Thereafter	75,471	1,790	73,681		69%	3.81%
Total	$116,192	$9,101	$107,091		100%

Combined (2)
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity		Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2023	$1,157	$1,157	$—		—	—%
2024	5,090	5,090	—		—	—%
2025	21,702	6,327	15,375		3%	4.42%
2026	98,282	6,895	91,387		19%	4.17%
2027	59,215	4,866	54,349		11%	4.00%
Thereafter	357,905	26,565	331,340		67%	3.96%
Total	$543,351	$50,900	$492,451		100%
Weighted Average Remaining Term to Maturity (2)			6.8	years
Weighted Average Interest Rate (2)			4.02%
Debt Service Coverage Ratio for the quarter ended September 30, 2023			1.36	(3)

(1) Based on principal payments due at maturity.
(2) Includes consolidated and BRT's pro rata share of unconsolidated amounts.
(3) See definition under "Non-GAAP Financial Measures and Definitions." Includes consolidated and 100% of the unconsolidated amounts.

Junior Subordinated Notes
Principal Balance	$37,400, excluding deferred costs of $262
Interest Rate	3 month term SOFR + 2.26% (i.e, 7.63% at 9/30/2023)
Maturity	April 30, 2036

Credit Facility (as of September 30, 2023)
Maximum Amount Available	Up to $60,000
Amount Outstanding	$0
Interest Rate (1)	1 month SOFR + 2.50% (floor of 6%)
Maturity	September 2025
_____________________________________________
(1) As of November 1, 2023, the interest rate in effect is 7.82~~%~~

BRT Apartments Corp. (NYSE: BRT)
Portfolio Data by State
Quarter ended September 30, 2023
(dollars in thousands, except monthly rent amounts)

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Consolidated
	Units at period end	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Weighted Average Occupancy	Weighted Average Rent per Occ. Unit
Texas	600	$2,346	$1,398	$948	7.3%	91.1%	$1,190
Georgia	688	2,716	1,295	1,421	11.0%	93.4%	1,245
Florida	518	2,368	1,195	1,173	9.1%	95.5%	1,459
Ohio	264	941	400	541	4.2%	96.8%	1,102
Virginia	220	1,141	467	674	5.2%	94.5%	1,635
North Carolina	264	1,056	441	615	4.8%	95.3%	1,273
South Carolina	474	2,136	1,102	1,034	8.0%	96.1%	1,400
Tennessee	702	3,594	1,479	2,115	16.4%	94.3%	1,658
Alabama	740	2,807	1,185	1,622	12.5%	93.7%	1,197
Missouri	174	953	441	512	4.0%	94.8%	1,738
Mississippi	776	3,084	1,033	2,051	15.8%	95.8%	1,282
Legacy assets	—	368	147	221	1.7%	N/A	N/A
Totals	5,420	$23,510	$10,583	$12,927	100%	94.4%	$1,352

Unconsolidated (Pro-Rata Share)
	Units at period end	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Weighted Average Occupancy	Weighted Average Rent per Occ. Unit
Texas	1,103	$2,663	$1,369	$1,294	45.2%	93.6%	$1,539
South Carolina	713	1,289	495	794	27.8%	94.6%	1,481
Georgia	271	973	473	500	17.5%	95.7%	1,541
Alabama	200	561	289	272	9.5%	96.5%	1,084
Totals	2,287	$5,486	$2,626	$2,860	100%	94.4%	$1,480

_________________________________________________________________________________
(1) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."

BRT Apartments Corp. (NYSE: BRT)
Portfolio Data by State
Nine months ended September 30, 2023
(dollars in thousands, except monthly rent amounts)

____________________________________________________________________________________________________________________

Consolidated
	Units at period end	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Weighted Average Occupancy	Weighted Average Rent per Occ. Unit
Texas	600	$6,896	$4,112	$2,784	7.3%	90.7%	$1,209
Georgia	688	7,947	3,848	4,099	10.7%	93.6%	1,217
Florida	518	7,094	3,377	3,717	9.7%	95.2%	1,454
Ohio	264	2,807	1,259	1,548	4.1%	97.1%	1,094
Virginia	220	3,434	1,351	2,083	5.5%	96.0%	1,620
North Carolina	264	3,119	1,257	1,862	4.9%	94.9%	1,243
South Carolina	474	6,409	3,354	3,055	8.0%	95.5%	1,395
Tennessee	702	10,548	4,435	6,113	16.0%	94.1%	1,626
Alabama	740	8,406	3,694	4,712	12.4%	94.2%	1,183
Missouri	174	2,830	1,303	1,527	4.0%	94.7%	1,709
Mississippi	776	9,104	3,208	5,896	15.5%	96.1%	1,258
Legacy assets	—	1,110	367	743	1.9%	N/A	N/A
Totals	5,420	$69,704	$31,565	$38,139	100.0%	94.5%	$1,336

Unconsolidated (Pro-Rata Share)
	Units at period end	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Average Occupancy	Average Rent per Occ. Unit
Texas	1,103	$7,839	$3,878	$3,961	42.3%	92.9%	$1,468
South Carolina	713	3,827	1,409	2,418	25.8%	94.1%	1,474
Georgia	271	2,857	1,398	1,459	15.6%	96.2%	1,495
Alabama	200	1,666	845	821	8.8%	97.9%	1,058
Sold properties	—	1,445	745	700	7.5%	N/A	N/A
Totals	2,287	$17,634	$8,275	$9,359	100%	94.0%	$1,438

_________________________________________________________________________________
(1) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."

BRT Apartments Corp. (NYSE: BRT)
Combined Portfolio Metrics (1)
Quarters ended September 30, 2023 and 2022
(dollars in thousands)
_____________________________________________________________________________________________________________________

	Three Months Ended September 30,
	2023	2022	% Change
Combined Revenues	$28,619	$27,481	4.1%

Combined Operating Expenses
Payroll	$2,492	$2,393	4.1%
Real Estate taxes	3,332	3,099	7.5%
Management Fees	802	826	(3.0)%
Insurance	1,255	753	66.6%
Utilities	1,725	1,679	2.8%
Repairs and Maintenance	1,736	1,644	5.6%
Replacements	682	623	9.5%
Advertising, Leasing and Other	1,034	838	23.4%
Total Combined Operating Expenses	$13,057	$11,855	10.1%

Total Combined Operating Income	$15,561	$15,626	(0.4)%
____________________________________________

(1) Please refer to Non-GAAP Financial Measures, Definitions and Reconciliations for definition of Combined Same Store and reconciliation of Net Operating
Income. Combined portfolio refers to the consolidated same store properties, the unconsolidated same store properties presented on a pro rata share basis, and the other multifamily properties that BRT bought out and presented at 100% ownership for all periods presented, with a total of 7,707 units.

BRT Apartments Corp. (NYSE: BRT)
Combined Portfolio Metrics (1)
Nine months ended September 30, 2023 and 2022
(dollars in thousands)
____________________________________________________________________________________________________________________

	Nine Months Ended September 30,
	2023	2022	% Change
Combined Revenues	$84,755	$80,245	5.6%

Combined Operating Expenses
Payroll	$7,359	$6,816	8.0%
Real Estate taxes	10,035	9,329	7.6%
Management Fees	2,426	2,514	(3.5)%
Insurance	3,653	2,219	64.6%
Utilities	5,080	4,617	10.0%
Repairs and Maintenance	5,158	4,553	13.3%
Replacements	1,911	1,627	17.4%
Advertising, Leasing and Other	3,096	2,776	11.5%
Total Combined Operating Expenses	$38,718	$34,452	12.4%

Total Combined Operating Income	$46,038	$45,793	0.5%

________________________________________________

(1) Please refer to Non-GAAP Financial Measures, Definitions and Reconciliations for definition of Combined Same Store and reconciliation of Net Operating
Income. Combined portfolio refers to the consolidated same store properties, the unconsolidated same store properties presented on a pro rata share basis, and the other multifamily properties that BRT bought out and presented at 100% ownership for all periods presented, with a total of 7,707 units.

BRT Apartments Corp. (NYSE: BRT)
Portfolio Table
As of September 30, 2023
___________________________________________________________________________________________

Property	City	State	Year Built	Year Acquired	Property Age	Units	Q3 2023 Avg. Occupancy	Q3 2023 Avg. Rent per Occ. Unit
Consolidated Properties - All 100% Owned
Silvana Oaks	North Charleston	SC	2010	2012	12	208	95.2%	$1,447
Avondale Station	Decatur	GA	1954	2012	68	212	92.6%	1,451
Newbridge Commons	Columbus	OH	1999	2013	23	264	96.8%	1,102
Brixworth at Bridgestreet	Huntsville	AL	1985	2013	37	208	93.3%	1,114
Avalon	Pensacola	FL	2008	2014	14	276	94.8%	1,525
Crossings of Bellevue	Nashville	TN	1985	2014	37	300	95.2%	1,461
Parkway Grande	San Marcos	TX	2014	2015	8	192	96.2%	1,311
Woodland Trails	LaGrange	GA	2010	2015	12	236	95.3%	1,347
Kilburn Crossing	Fredericksburg	VA	2005	2016	17	220	94.5%	1,635
Verandas at Alamo Ranch	San Antonio	TX	2015	2016	7	288	85.3%	1,079
Grove at River Place	Macon	GA	1988	2016	34	240	92.1%	960
Civic Center 1	Southaven	MS	2002	2016	20	392	95.8%	1,248
Civic Center 2	Southaven	MS	2005	2016	17	384	95.7%	1,316
Vanguard Heights	Creve Coeur	MO	2016	2017	6	174	94.8%	1,738
Jackson Square	Tallahassee	FL	1996	2017	26	242	96.4%	1,385
Woodland Apartments	Boerne	TX	2007	2017	15	120	97.0%	1,235
Magnolia Pointe	Madison	AL	1991	2017	31	204	92.0%	1,225
Bell's Bluff	Nashville	TN	2019	2018	3	402	93.8%	1,807
Crestmont at Thornblade	Greenville	SC	1998	2018	24	266	96.7%	1,365
Somerset at Trussville	Trussville	AL	2007	2019	15	328	95.0%	1,232
Abbotts Run	Wilmington	NC	2001	2020	21	264	95.3%	1,273
Weighted Avg./Total Consolidated					21	5,420

Properties owned by Unconsolidated Joint Ventures									% Ownership
Pointe at Lenox Park	Atlanta	GA	1989	2016	33	271	95.7%	1,541	74%
Gateway Oaks	Forney	TX	2016	2016	6	313	93.9%	1,407	50%
Mercer Crossing	Dallas	TX	2015	2017	7	509	94.2%	1,711	50%
Canalside Lofts	Columbia	SC	2008	2017	14	374	93.8%	1,419	32%
Landings of Carrier Parkway	Grand Prairie	TX	2001	2018	22	281	92.2%	1,371	50%
Canalside Sola	Columbia	SC	2015	2018	7	339	95.6%	1,547	46%
The Village at Lakeside	Auburn	AL	1988	2019	34	200	97.3%	1,084	80%
Weighted Avg./Total Unconsolidated					15	2,287

Development
Stono Oaks (1)	Johns Island	SC

Weighted Avg./Total Portfolio					19	7,707
___________________________
(1) Purchased a 17.45% interest in a planned 240-unit development property.

BRT Apartments Corp. (NYSE: BRT)

APPENDIX

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
________________________________________________________________________________________

Adjusted Funds from Operations (AFFO)
BRT computes AFFO by adjusting FFO for loss on extinguishment of debt, our straight-line rent accruals, restricted stock and RSU compensation expense, fair value adjustment of mortgage debt, gain on insurance recovery, insurance recovery from casualty loss and deferred mortgage and debt costs (including, in each case as applicable, from its share of its unconsolidated joint ventures). Since the NAREIT White Paper(as described below) does not provide guidelines for computing AFFO, the computation of AFFO may vary from one REIT to another.

Combined Portfolio
Combined portfolio refers to the consolidated same store properties, the unconsolidated same store properties presented on a pro rata share basis, and the other multifamily properties that BRT currently owns presented at 100% ownership for all periods presented.

Debt Service Coverage Ratio
Debt service coverage ratio is net operating income ("NOI") divided by total debt service and includes both consolidated and unconsolidated assets.

Funds from Operations (FFO)
BRT computes FFO in accordance with the “White Paper on Funds from Operations” issued by the National Association of Real Estate Investment Trusts (“NAREIT”) and NAREIT's related guidance. FFO is defined in the White Paper as net income (calculated in accordance with generally accepted accounting principles), excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, gains and losses from change in control, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect funds from operations on the same basis. In computing FFO we do not add back to net income the amortization of costs in connection with our financing activities or depreciation of non-real estate assets.

Net Operating Income (NOI)
BRT computes NOI by adjusting net income (loss) to (a) add back (1) depreciation expense, (2) general and administrative expenses, (3) interest expense, (4) loss on extinguishment of debt, (5) equity in earnings (loss) of unconsolidated joint ventures, (6) provision for taxes, and (7) the impact of non-controlling interests, and (b) deduct (1) other income, (2) gain on sale of real estate (3) insurance recovery of casualty loss, and (4) gain on insurance recoveries related to casualty loss.

Pro-Rata Share
BRT's pro-rata share gives effect to its percentage equity interest in the unconsolidated joint ventures that own properties. Due to the operation of allocation/distribution provision of the joint venture agreements pursuant to which BRT participates in the ownership of these properties, BRT's share of the gain and loss on the sale of a property may be less than implied by BRT's percentage equity interest. Notwithstanding the foregoing, when referring to the number of units, average occupancy, and average rent per unit, the amount shown reflects 100% of the amount.

Same Store
Same store properties refer to stabilized properties (as described below) that we owned and operated for the entirety of periods being compared, except for properties that are under construction, in lease-up, or are undergoing development or redevelopment. We move properties previously excluded from our same store portfolio (because they were under construction, in lease up or are in development or redevelopment) into the same store designation once they have stabilized and such status has been reflected fully in all applicable periods of comparison.

Stabilized Properties
Newly constructed, lease-up, development and redevelopment properties are deemed stabilized upon the earlier to occur of the first full calendar quarter beginning (a) 12 months after the property is fully completed and put in service and (b) attainment of at least 90% physical occupancy.

Total Debt Service
Total debt service is the cash required to cover the repayment of interest and principal on a debt for a particular period. Total debt service is used in the calculation of the debt service coverage ratio which is used to determine the borrower’s ability to make debt service payments.

BRT Apartments Corp. (NYSE: BRT)
Consolidated Same Store Comparisons (1)
Quarters ended September 30, 2023 and 2022
(dollars in thousands, except monthly rent amounts)
_____________________________________________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI (2)
	Units	2023	2022	% Change	2023	2022	% Change	2023		2022	% Change
Georgia	688	$2,716	$2,596	4.6%	$1,295	$1,177	10.0%	$1,421		$1,419	0.1%
Florida	518	2,368	2,331	1.6%	1,195	981	21.8%	1,173		1,350	(13.1)%
Texas	600	2,346	2,325	0.9%	1,398	1,092	28.0%	948		1,233	(23.1)%
Ohio	264	941	908	3.6%	400	361	10.8%	541		547	(1.1)%
Virginia	220	1,141	1,140	0.1%	467	442	5.7%	674		698	(3.4)%
South Carolina	474	2,136	2,060	3.7%	1,102	965	14.2%	1,034		1,095	(5.6)%
Tennessee	702	3,594	3,524	2.0%	1,479	1,518	(2.6)%	2,115		2,006	5.4%
Alabama	208	714	645	10.7%	294	277	6.1%	420		368	14.1%
Missouri	174	953	907	5.1%	441	380	16.1%	512		527	(2.8)%
Totals	3,848	$16,909	$16,436	2.9%	$8,071	$7,193	12.2%	$8,838		$9,243	(4.4)%
									0
		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2023	2022	% Change	2023	2022	% Change
Georgia		93.4%	97.0%	(3.7)%	$1,395	$1,278	9.2%
Florida		95.5%	95.8%	(0.3)%	1,459	1,411	3.4%
Texas		91.1%	94.3%	(3.4)%	1,190	1,175	1.3%
Ohio		96.8%	97.5%	(0.7)%	1,102	1,050	5.0%
Virginia		94.5%	97.1%	(2.7)%	1,635	1,601	2.1%
South Carolina		96.1%	96.8%	(0.7)%	1,400	1,327	5.5%
Tennessee		94.4%	96.9%	(2.6)%	1,657	1,597	3.8%
Alabama		93.3%	91.2%	2.3%	1,114	971	14.7%
Missouri		94.8%	95.4%	(0.6)%	1,738	1,637	6.2%
Weighted Average		94.2%	96.0%	(1.9)%	$1,417	$1,267	11.8%
_______________________________

(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI under "Non-GAAP Financial Measures and
Definitions."

BRT Apartments Corp. (NYSE: BRT)

Consolidated Same Store Comparisons (1)
Nine months ended September 30, 2023 and 2022
(dollars in thousands, except monthly rent amounts)
____________________________________________________________________________________________________________________

		Revenues			Property Operating Expenses				NOI (2)
	Units	2023	2022	% Change	2023	2022		% Change	2023	2022	% Change
Georgia	448	$5,810	$5,482	6.0%	$2,728	$2,401		13.6%	$3,082	$3,081	0.0%
Florida	276	4,039	3,773	7.1%	1,748	1,500		16.5%	2,291	2,273	0.8%
Texas	192	2,513	2,292	9.6%	1,242	1,096		13.3%	1,271	1,196	6.3%
Ohio	264	2,807	2,647	6.0%	1,259	1,069		17.8%	1,548	1,578	(1.9)%
Virginia	220	3,434	3,417	0.5%	1,351	1,224		10.4%	2,083	2,193	(5.0)%
South Carolina	474	6,409	6,059	5.8%	3,354	2,903		15.5%	3,055	3,156	(3.2)%
Tennessee	702	$10,548	10,282	2.6%	4,435	4,280		3.6%	6,113	6,002	1.8%
Totals	2,576	$35,560	$33,952	4.7%	$16,117	$14,473	$14,473	11.4%	$19,443	$19,479	(0.2)%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2023	2022	% Change	2023	2022		% Change
Georgia		93.5%	97.6%	(4.2)%	$1,370	$1,233		11.1%
Florida		95.1%	96.5%	(1.5)%	1,536	1,409		9.0%
Texas		95.6%	96.9%	(1.3)%	1,305	1,180		10.6%
Ohio		97.1%	97.2%	(0.1)%	1,094	1,023		6.9%
Virginia		96.0%	98.0%	(2.0)%	1,620	1,578		2.7%
South Carolina		95.4%	97.3%	(2.0)%	1,396	1,283		8.8%
Tennessee		94.0%	97.4%	(3.5)%	$1,626	$1,543		5.4%
Weighted Average		94.9%	97.3%	(2.5)%	$1,449	$1,350		7.3%
_______________________________
(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI under "Non-GAAP Financial Measures and
Definitions."

BRT Apartments Corp. (NYSE: BRT)
Unconsolidated Same Store Comparisons (1)
Quarters ended September 30, 2023 and 2022
BRT Pro-rata Share
(dollars in thousands, except monthly rent amounts)
________________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI (2)
	Units	2023	2022	% Change	2023	2022	% Change	2023	2022	% Change
Texas	1,103	$2,663	$2,560	4.0%	$1,369	$1,170	17.0%	$1,294	$1,390	(6.9)%
Georgia	271	973	889	9.4%	473	435	8.7%	500	454	10.1%
South Carolina	713	1,289	1,244	3.6%	495	478	3.6%	794	766	3.7%
Alabama	200	561	524	7.1%	289	247	17.0%	272	277	(1.8)%
Totals	2,287	$5,486	$5,217	5.2%	$2,626	$2,330	12.7%	$2,860	$2,887	(0.9)%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2023	2022	% Change	2023	2022	% Change
Texas		93.6%	95.6%	(2.1)%	$1,539	$1,444	6.6%
Georgia		95.7%	93.0%	2.9%	1,541	1,427	8.0%
South Carolina		94.6%	97.1%	(2.6)%	1,481	1,405	5.4%
Alabama		97.3%	97.0%	0.3%	1,084	1,000	8.4%
Weighted Average		94.5%	95.9%	(1.5)%	$1,480	$1,390	6.5%
________________________________
(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."

BRT Apartments Corp. (NYSE: BRT)
Unconsolidated Same Store Comparisons (1)
Nine months ended September 30, 2023 and 2022
BRT Pro-rata Share
(dollars in thousands, except monthly rent amounts)
_______________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI (2)
	Units	2023	2022	% Change	2023	2022	% Change	2023	2022	% Change
Texas	1,103	$7,839	$7,421	5.6%	$3,878	$3,500	10.8%	$3,961	$3,921	1.0%
Georgia	271	2,857	2,600	9.9%	1,398	1,170	19.5%	1,459	1,430	2.0%
South Carolina	713	3,827	3,622	5.7%	1,408	1,345	4.7%	2,419	2,277	6.2%
Alabama	200	1,663	1,521	9.3%	845	732	15.4%	818	789	3.7%
Totals	2,287	$16,186	$15,164	6.7%	$7,529	$6,747	11.6%	$8,657	$8,417	2.9%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2023	2022	% Change	2023	2022	% Change
Texas		92.7%	95.5%	(2.9)%	$1,530	$1,404	9.0%
Georgia		96.2%	93.7%	2.7%	1,495	1,384	8.0%
South Carolina		94.1%	96.9%	(2.9)%	1,474	1,367	7.8%
Alabama		98.1%	97.4%	0.7%	1,058	971	9.0%
Weighted Average		94.0%	95.9%	(2.0)%	$1,465	$1,351	8.4%
___________________________________
(1) See definition of Same Store under "Non-GAAP Financial Measures and Definitions"
(2) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial
Measures and Definitions."

BRT Apartments Corp. (NYSE: BRT)
Buyout NOI by State (1)
Quarters ended September 30, 2023 and 2022
Assuming 100% Ownership
(dollars in thousands)
________________________________________________________________________________________

	Three Months Ended September 30,
	2023			2022
	Revenues	Expenses	NOI	Revenues	Expenses	NOI
Alabama	$2,093	$890	$1,203	$2,002	$827	$1,175
Mississippi	3,084	1,033	2,051	2,867	1,107	1,761
North Carolina	1,057	441	616	967	387	580
Totals	$6,233	$2,363	$3,870	$5,837	$2,320	$3,516
__________________________________________________

(1) Represents five properties in which we purchased our partner's remaining interest in 2022. This table represents information as if these properties were wholly owned by the Company for all periods presented.

Buyout NOI by State (1)
Nine months ended September 30, 2023 and 2022
Assuming 100% Ownership
(dollars in thousands)
_______________________________________________________________________________________

	Nine Months Ended September 30,
	2023			2022
	Revenues	Expenses	NOI	Revenues	Expenses	NOI
Alabama	$8,406	$3,693	$4,713	$7,807	$3,309	$4,497
Florida	3,054	1,627	1,427	2,830	1,397	1,433
Georgia	2,137	1,120	1,016	1,994	1,055	939
Mississippi	9,103	3,207	5,896	8,318	2,986	5,332
Missouri	2,830	1,304	1,526	2,647	1,112	1,535
North Carolina	3,120	1,257	1,863	2,817	1,117	1,700
Texas	4,383	2,869	—	4,741	2,277	2,463
Totals	$33,034	$15,078	$17,955	$31,153	$13,252	$17,901

___________________________________________________________________
(1) Represents eleven properties in which we purchased our partner's remaining interest in 2022. This table represents information as if these properties were wholly owned by the Company for all periods presented.

BRT Apartments Corp. (NYSE: BRT)

2023 Guidance Reconciliation
_____________________________________________________________________________________________________________________

Guidance Reconciliation:	Low End	Mid Point	High End

Net income per share attributable to common stockholders	$0.09	$0.15	$0.20
Add: depreciation of properties	1.44	1.44	1.44
Add: our share of depreciation in unconsolidated joint ventures	0.29	0.29	0.29
Deduct: gain on sale of real estate	(0.74)	(0.74)	(0.74)
Adjustment for non controlling interests	—	—	—
FFO per share of common stock (diluted)	$1.08	$1.14	$1.19

Adjustment for: straight-line rent accruals	—	—	—
Add: amortization of restricted stock and RSU expense	0.31	0.31	0.31
Add: amortization of deferred mortgage and debt costs	0.06	0.06	0.06
Add: our share of amortization of deferred mortgage and debt costs from unconsolidated ventures	0.01	0.01	0.01
Add: loss on extinguishment of debt	0.01	0.01	0.01
Add: amortization of fair value adjustment for mortgage debt	0.03	0.03	0.03
Adjustments for non- controlling interests	—	—	—
AFFO per common share (diluted)	$1.50	$1.56	$1.61

BRT Apartments Corp. (NYSE: BRT)

NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
Assuming 100% Ownership
(dollars in thousands)
________________________________________________________________________________________

	Three Months Ended September 30,		Nine Months Ended September 30,
Buyout	2023	2022	2023	2022
Net (loss) income	$(1,494)	$7,059	$5,610	$54,174
Less: Equity in earnings from JV	(426)	(11,607)	(16,449)	(65,846)
Add: Net income from unconsolidated JV	836	17,410	41,560	120,033
Less: Other income	(342)	(6)	(405)	(12)
Add: Interest expense	5,581	5,061	16,577	9,994
General and administrative	4,017	3,673	11,920	10,839
Impairment charge	—	—	—	—
Depreciation and amortization	6,544	8,165	22,095	16,781
Provision for taxes	(122)	178	5	976
Loss on Extinguishment of debt	—	—	—	563
Unconsolidated Interest expense	2,212	2,843	7,057	13,762
Unconsolidated Depreciation	2,568	3,113	7,833	14,957
Unconsolidated Loss on extinguishment of debt	—	573	561	3,491
Less: Gain on sale of real estate	(604)	—	(604)	(6)
Insurance recovery	(261)	—	(476)	—
Gain on insurance recoveries	—	(62)	(240)	(62)
Unconsolidated Insurance Recovery	—	—	—	—
Unconsolidated Gain on Insurance Recoveries	—	—	(65)	(567)
Unconsolidated Gain on Sale	—	(16,937)	(38,418)	(118,270)
Unconsolidated Other equity earnings	(3)	(12)	(119)	(89)
Add: Net loss attributable to non-controlling interests	34	35	106	107
Net Operating Income	18,540	19,486	56,548	60,825

Less: Non-buyout net operating income	14,670	15,970	38,593	42,924

Buyout Net Operating Income	$3,870	$3,516	$17,955	$17,901

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
________________________________________________________________________________________

The following tables provides a reconciliation of NOI to net income attributable to common stockholders as computed in accordance with GAAP for the periods presented for the consolidated properties:

Consolidated	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
GAAP Net (loss) income attributable to common stockholders	$(1,494)	$7,059	$5,610	$54,174
Less: Other Income	(342)	(6)	(405)	(12)
Add: Interest expense	5,581	5,061	16,577	9,994
General and administrative	4,017	3,673	11,920	10,839
Depreciation and amortization	6,544	8,165	22,095	16,781
Provision for taxes	(122)	178	5	976
Less: Gain on sale of real estate	(604)	—	(604)	(6)
Equity in earnings from sale of unconsolidated joint venture properties	—	(11,472)	(14,744)	(64,531)
Insurance recovery	(261)	—	(476)	—
Gain on insurance recoveries	—	(62)	(240)	(62)
Add: Loss on extinguishment of debt	—	—	—	563
Adjust for: Equity in (earnings) loss of unconsolidated joint venture properties	(426)	(135)	(1,705)	(1,315)
Add: Net income attributable to non-controlling interests	34	35	106	107
Net Operating Income	$12,927	$12,496	$38,139	$27,508

Less: Non-same store Net Operating Income	4,089	3,253	$18,696	$8,029
Same store Net Operating Income	$8,838	$9,243	$19,443	$19,479

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)
________________________________________________________________________________________

The following tables provides a reconciliation of BRT's Equity in earnings from NOI to net income attributable to common stockholders as computed in accordance with GAAP for the periods presented for BRT's pro rata share of the unconsolidated properties:

Unconsolidated	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
BRT equity in earnings from joint ventures	$426	$11,607	$16,449	$65,846
Add: Interest expense	1,134	1,542	3,607	8,592
Depreciation	1,303	1,657	3,984	9,234
Loss on extinguishment of debt	—	388	212	1,876
Less: Gain on insurances recoveries	—	—	(30)	(428)
Gain on sale of real estate	—	(11,472)	(14,744)	(64,531)
Equity in earnings of joint ventures	(3)	(12)	(119)	(89)
Net Operating Income	$2,860	$3,710	$9,359	$20,500

Less: Non-same store Net Operating Income	$—	$823	702	12,083
Same store Net Operating Income	$2,860	$2,887	$8,657	$8,417

Consolidated same store Net Operating Income	$8,838	$9,243	19,443	19,479
Unconsolidated same store Net Operating Income	2,860	2,887	8,657	8,417
Buyout same store Net Operating Income	3,870	3,516	17,955	17,901
Combined same store Net Operating Income	$15,568	$15,646	$46,055	$45,797

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)

_____________________________________________________________________________________________________________________

The condensed income statements for the unconsolidated properties below, present, for the periods indicated, a reconciliation of the information that appears in note 7 to the consolidated financial statements included in BRT's Quarterly Report on Form 10-Q for the period ended September 30, 2023 to the BRT pro-rata information presented below:

	Three Months Ended September 30, 2023
	Total	BRT's Pro Rata Share	Partner Share
Revenues:
Rental and other revenue	$10,636	$5,486	$5,150
Total revenues	10,636	5,486	5,150
Expenses:
Real estate operating expenses	5,023	2,626	2,397
Interest expense	2,212	1,134	1,078
Depreciation	2,568	1,303	1,265
Total expenses	9,803	5,063	$4,740

Total revenues less total expenses	833	423	410

Gain on sale of real estate properties	—	—	—
Loss on extinguishment of debt	—	—	—
Net income	$836	426	$410

	Three Months Ended September 30, 2022
	Total	BRT's Pro Rata Share	Partner Share
Revenues:
Rental and other revenue	$13,502	$7,314	$6,188
Total revenues	13,502	7,314	6,188
Expenses:
Real estate operating expenses	6,512	3,604	2,908
Interest expense	2,843	1,542	1,301
Depreciation	3,113	1,657	1,456
Total expenses	12,468	6,803	$5,665

Total revenues less total expenses	1,034	511	523

Other equity earnings	12	12	—
Gain on insurance recoveries	—	—	—
Gain on sale of real estate properties	16,937	11,472	5,465
Loss on extinguishment of debt	(573)	(388)	(185)
Net income	$17,410	$11,607	$5,803

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES, DEFINITIONS, AND RECONCILIATIONS
(dollars in thousands)

_____________________________________________________________________________________________________________________

The condensed income statements for the unconsolidated properties below present for the periods indicated a reconciliation of the information that appears in note 7 of BRT's Annual report on Form 10-Q to the BRT pro rata information presented here in this supplemental.

	Nine Months Ended September 30, 2023
	Total	BRT's Pro Rata Share	Partner Share
Revenues:
Rental and other revenue	$34,244	$17,634	$16,610
Total revenues	34,244	17,634	16,610
Expenses:
Real estate operating expenses	15,835	8,275	7,560
Interest expense	7,057	3,607	3,450
Depreciation	7,833	3,984	3,849
Total expenses	30,725	15,866	$14,859

Total revenues less total expenses	3,519	1,768	1,751

Other equity earnings	119	119	—
Impairment charges	—	—	—
Insurance recoveries	—		—
Gain on insurance recoveries	65	30	35
Gain on sale of real estate properties	38,418	14,744	23,674
Loss on extinguishment of debt	(561)	(212)	(349)
Net income	$41,560	$16,449	$25,111

	Nine Months Ended September 30, 2022
	Total	BRT's Pro Rata Share	Partner Share
Revenues:
Rental and other revenue	$60,840	$37,600	$23,240
Total revenues	60,840	37,600	23,240
Expenses:
Real estate operating expenses	27,523	17,100	10,423
Interest expense	13,762	8,592	5,170
Depreciation	14,957	9,234	5,723
Total expenses	56,242	34,926	$21,316

Total revenues less total expenses	4,598	2,674	1,924

Other equity earnings	89	89	—
Gain on insurance recoveries	567	428	139
Gain on sale of real estate properties	118,270	64,531	53,739
Loss on extinguishment of debt	(3,491)	(1,876)	(1,615)
Net income	$120,033	$65,846	54,187

BRT Apartments Corp. (NYSE: BRT)
Balance Sheet of Unconsolidated Joint Venture Entities
(amounts in thousands, except per share amounts)

_____________________________________________________________________________________________________________________

At September 30, 2023, the Company held interests in unconsolidated joint ventures that own 7 multi-family properties (the "Unconsolidated Properties") and an interest in a development project. The condensed balance sheet below present information regarding such properties:

	September 30, 2023
	TOTAL	BRT's Pro Rata Share	Partner Share
ASSETS
Real estate properties, net of accumulated depreciation	$278,096	$139,890	$138,206
Cash and cash equivalents	8,504	3,864	4,640
Other assets	50,789	12,276	38,513
Total Assets	$337,389	$156,030	$181,359

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net of deferred costs	242,763	115,639	127,124
Accounts payable and accrued liabilities	11,547	4,751	6,796
Total Liabilities	254,310	120,390	133,920
Commitments and contingencies

Equity:
Total unconsolidated joint venture equity	83,079	35,640	47,439
Total Liabilities and Equity	$337,389	$156,030	$181,359